SECURITIES AND EXCHANGE COMMISSION


                          Washington, DC  20549


                               FORM 8-K


                            CURRENT REPORT

                  Pursuant to Section 13 or 15 (d) of the
                    Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):     May 9, 1997



                         U.S. Environmental, Inc.
           (Exact name of registrant as specified in charter)



    Delaware                33-25969-NY            11-2906904
(State or other             (Commission           (IRS Employer
 jurisdiction               File Number)         Identification No.)
of incorporation)



                   201 East Kennedy Blvd., Suite 1900
                         Tampa, Florida   33602
                (Address of principal executive offices)


Registrant's telephone number, including area code      (813) 228-0285



                        411 Conestoga Road, #26
                      Devon, Pennsylvania, 19333

             (Former address of principal executive offices)

      ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

See Item 5.

ITEM 5.  OTHER EVENTS.

On May 7, 1997, Registrant issued 30,447,394 shares of its common stock to Kilgarvan Investment & Holding Company, Limited ("Kilgarvan") in a private placement, for $326,000 (US). The purchase of these shares, combined with Kilgarvan's prior stock purchases, puts Kilgarvan and Commodity Trade, Ltd. total capital investment in Registrant at approximately $977,000. Kilgarvan controls approximately 52% of the outstanding shares of Registrant's common stock, and has anti-dilution rights for up to 100,000,000 shares outstanding. The terms of the above mentioned subscription agreement, attached hereto as
Exhibit 1, supersedes and restates the prior arrangements between Registrant and Kilgarvan.

Kilgarvan's additional investment was made at a time which Registrant had no revenues and its debts were in excess of its assets. In connection with this funding, all members of the prior Board of Directors, as well as all of the officers of Registrant resigned except Mr. Max Schmid. The current Board of Directors of Registrant consist of Max Schmid, Thomas Dolan and Robert Lewis, each of which is also affiliated with Swiss American Capital Management, Inc. The new Board of Directors then elected the following officers to the respective offices: Max P. Schmid, President; Thomas P. Dolan, Secretary; Robert W. Lewis, Treasurer and Chief Financial Officer.

Registrant intends to utilize the proceeds of the Kilgarvan funding for general corporate overhead and to increase its marketing effects in New York, New Jersey, Massachusetts, Pennsylvania and Florida. Registrant believes it has an innovative marketing strategy for the construction and operation of electric melt-all fusion plants, pursuant to an exclusive license between Geotech Development Corp. and Registrant. Such melt-all process beneficially re-uses ash that would otherwise be deposited in landfills and solid waste facilities.

Registrant has also entered into an exclusive Financing Agreement with Swiss American Capital Management, Inc. which offers the public sector an opportunity to privatize the financing obligations associated with construction and operation of such facilities through the use of merchant plants.

Registrant has relocated its offices to Tampa, Florida in an effort to reduce and control costs.


ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS
--------------------------------------------------

See Item 5.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS
---------------------------------------------

     Exhibit 1. Subscription Agreement between Kilgarvan Investment & Holding Company, Limited and Registrant.

                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          U. S. ENVIRONMENTAL, INC.

                                          /s/ Robert W. Lewis
DATED: July 3, 1997
                                          By: Robert W. Lewis
                                       Treasurer and
                                       Chief Financial Officer


                                       EXHIBIT 1



                    (DE) U.S. ENVIRONMENTAL, INC.


SUBSCRIPTION AGREEMENT


     1.     General:

          This Subscription Agreement sets forth the terms under which the undersigned investor, KILGARVAN INVESTMENT & HOLDING COMPANY, LIMITED (the "Investor"), will acquire 30,447,394 shares of the Common Stock, $.001 par value per share (the "Shares"), subject to adjustment as provided for herein, for an aggregate purchase price of $326,000 (U.S.) of (DE) U.S. ENVIRONMENTAL, INC., a Delaware corporation (the "Company").

          The Shares are being sold by the officers and directors of the Company. There will be no sales commissions paid, and the Company will receive the entire offering proceeds.

          The Shares are being offered by the Company to a suitable Investor pursuant to Rules 504 or 506 of Regulation D and Section 4(2) of the Securities Act of 1933, as amended. Execution of this Subscription Agreement by the Investor shall constitute an offer by the Investor to subscribe for the Shares on the terms and conditions specified herein. The Company reserves the right to reject such subscription offer, or, by executing a copy of this Subscription Agreement, to accept such offer. If the Investor's offer is accepted, the Company will execute this Subscription Agreement and issue the Shares. If the Investor's offer is rejected, the payment accompanying this Subscription Agreement will be returned to the Investor, with no interest thereon, with the notice of rejection.

     2.     Acceptance of Subscription Agreement:

          It is understood and agreed by the undersigned that the Company will have the unconditional right to reject this subscription, in whole or in part, if it believes that the undersigned is not a qualified purchaser under Regulation D promulgated under the Securities Act of 1933, as amended, or for any other reason.

     3.     Investor's Representations, Warranties and Covenants:

          The Investor represents, warrants and covenants to the Company as follows:

          a. He acknowledges that he has been furnished with and has been given access to all underlying documents in connection with this transaction as well as such other information as he deems necessary or appropriate as a prudent and knowledgeable investor in evaluating his investment in the Shares. He further acknowledges that the Company has given him the opportunity to obtain additional information and to evaluate the merits and risks of his investment. He acknowledges that he has had the opportunity to ask questions of, and receive satisfactory answers from, the officers and directors of the Company concerning the terms and conditions of the offering.

          b. He acknowledges that this transaction has not been scrutinized by the United States Securities and Exchange Commission or by any state securities commissions.

          c. He has adequate means of providing for his current and future needs and possible personal contingencies, and has no need for liquidity of his investment in the Shares.

          d. He can bear the economic risk of losing his entire investment in the Shares.

          e. He is acquiring the Shares for his own account, for investment only and not with a view toward the resale, fractionalization, division or distribution thereof and he has no present plans to enter into any contract, undertaking, agreement or arrangement for any such resale, distribution, division or fractionalization thereof.

          f. He does not have an overall commitment to investments which are not readily marketable, including the Shares and other similar investments, disproportionate to his net worth or gross income.

          g. He understands that the offer and sale of the Shares is being made by means of a private placement of Shares and that he has read or reviewed and is familiar with this Subscription Agreement.

          h. He and his agents or advisers have had an opportunity to ask questions of and receive answers from the Company, or a person or persons acting on its behalf, concerning the terms and conditions of this Subscription Agreement and the transactions contemplated hereby and thereby, as well as the affairs of the Company and related matters.

          i. He has had an opportunity to obtain additional information necessary to verify the accuracy of the information referred to in subparagraph (i) hereof.

          j. HE UNDERSTANDS THAT THE COMPANY HAS A LIMITED FINANCIAL AND OPERATING HISTORY.

          k. HE UNDERSTANDS THAT THE SHARES ARE A SPECULATIVE INVESTMENT WHICH INVOLVES A HIGH DEGREE OF RISK OF LOSS BY HIM OF HIS ENTIRE INVESTMENT. CERTAIN OF THE RISKS CONCERNING AN INVESTMENT IN THE SHARES ARE SET FORTH BELOW.

               (i) Limited Operating History. To date, the Company has not generated profitable operations. There can be no assurance the Company will be profitable or that it will be able to expand its operations. The Company's success is dependent upon its ability to develop new sources of revenue and to obtain adequate financing for the expansion of its business. There is no assurance that the Company will be able to develop such revenue or obtain such financing. The growth of the Company's operations are subject to all of the risks inherent in development of any new business enterprise, including the lack of an operating history. The likelihood or success of the Company should be considered in light of the problems, expenses and delays which are frequently encountered in the formation of a new business and the competitive environment in which the Company will operate. See the attached Business Plan for further information.

               (ii) Commercial Acceptance. While the Company believes that a commercial market exists for its products, there can be no guaranty that such a market will develop or develop to the extent that the Company anticipates.

               (iii) Technological Change. The Company's products are in an area which may experience significant technological change. The Company expects that its technology will continue to develop rapidly, and the Company's future success will depend, in large part, on its ability to maintain a competitive position with respect to its technology. Rapid technological change could result in the Company's products becoming obsolete, which could adversely effect the Company's operations in the future.

               (iv) Dilution. The net tangible book value per share of the Shares after the offering will be substantially less than the price of the Shares offered hereby. Thus, Investor acquiring Shares in this offering will be subject to immediate substantial dilution.

               (v) Requirement for Additional Funds. It is anticipated that all of the proceeds from the Shares will be utilized to fund the Company's projected operating needs for the next 6 months. There is no assurance that the Company will not require additional capitalization after expending all the proceeds of this offering. In such event, the failure of the Company to secure additional funds necessary to finance continued operations will have an adverse impact on the financial position and growth of the Company, and could result in the loss by Investor of the entire investment in the Company. The Company currently has no alternative sources of financing available to it, and there can be no assurance that alternative financing will be available or available on acceptable terms when and if the Company requires such financing.

               (vi) No Market. THERE IS CURRENTLY A LIMITED MARKET FOR THE SHARES AND THERE CAN BE NO ASSURANCE THAT ONE MAY DEVELOP IN THE FUTURE. BECAUSE THE SHARES ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER UNDER CERTAIN LAWS AND REGULATIONS, AND BECAUSE THERE IS NO MARKET FOR THE SHARES, INVESTORS SHOULD PURCHASE THE SHARES ONLY AS A LONG-TERM INVESTMENT, AS THEY MAY NOT BE ABLE TO LIQUIDATE THEIR INVESTMENT IN THE SHARES IN EVENT OF AN EMERGENCY OR FOR ANY OTHER REASON.

               (vii) Determination of Offering Price of Shares. The offering price for the Shares has been determined arbitrarily and is not an indication of the value of the Shares or the assets or earnings of the Company.

               (viii) No Assurance of Dividends on the Shares; No Likelihood of Future Dividends on Common Stock. The Company has never paid and does not expect to pay in the foreseeable future any cash dividends on its Common Stock. It is anticipated that any earnings which may be generated from operations of the Company will be used to finance the growth of the Company.

               (ix) Limitation on Officer and Director Liability; Indemnification. In accordance with Delaware law, the Company's Articles of Incorporation and Bylaws contain provisions providing for the maximum indemnification provided under Delaware law for officers, directors, employees and agents.


                    As a result of the inclusion of such provisions, neither the Company nor its stockholders may be able to recover monetary damages against officers, directors, employees and agents of the Company for actions taken by them, and, with respect to directors, which actions are ultimately found not to have violated the specific provisions enumerated above, although it may be possible to obtain injunctive or other equitable relief with respect to certain actions. If equitable remedies are found not to be available to stockholders in any particular case, stockholders may not have an effective remedy against the challenged conduct.

          m. He understands all aspects of and risks associated with this investment or has consulted with his own financial adviser who has advised him thereof and he has no further questions with respect thereto.

          n. HE UNDERSTANDS THAT THERE WILL BE NO MARKET FOR THE SHARES AND THAT NONE IS LIKELY TO DEVELOP AND THAT THERE ARE SUBSTANTIAL RESTRICTIONS ON THE SALE OR OTHER TRANSFERABILITY OF THE SHARES; the Shares will not be, and the Investor has no right to require, that the Shares be registered under the Securities Act of 1933 or under any state securities laws; there will be no public market for the Shares and the undersigned may not be able to avail himself of the provisions of Rule 144 adopted by the Securities and Exchange Commission under the Securities Act with respect to the resale of the Shares and, accordingly, THE INVESTOR MAY HAVE TO HOLD THE SHARES INDEFINITELY AND POSSIBLY MAY NOT BE ABLE TO LIQUIDATE HIS INVESTMENT OR TRANSFER ANY SHARE WITHOUT POTENTIAL ADVERSE FINANCIAL CONSEQUENCES; THEREFORE, THE SHARES SHOULD NOT BE PURCHASED UNLESS THE INVESTOR HAS LIQUID ASSETS SUFFICIENT TO ASSURE THAT SUCH PURCHASE WILL CAUSE NO UNDUE FINANCIAL DIFFICULTIES AND UNLESS THE INVESTOR CAN OTHERWISE PROVIDE FOR HIS CURRENT NEEDS AND POSSIBLE PERSONAL CONTINGENCIES.

          o. He will not transfer or assign this subscription, the Shares or any interest therein without the prior written consent of the Company. If this subscription is accepted, he agrees that the assignment and transferability of the Shares subscribed for and acquired by him will be governed by all applicable laws.

          p. He understands that the Shares have not been registered under the Securities Act of 1933 or under any state securities laws on the grounds that the issuance and sale of the Shares to the Investor is exempt as not involving a public offering. He further acknowledges his understanding that the Company's reliance on such exemption is, in part, based upon the representations, warranties and covenants of the Investor set forth herein.

          q. He is knowledgeable and experienced in financial and business matters. He and/or his financial or business advisers, if any, are capable of evaluating the merits and risks of an investment in the Shares.

          r. All information which he has provided to the Company concerning his financial position and knowledge of financial and business matters is correct and complete as of the date set forth at the end of this Subscription Agreement, and if there should be any material change in such information prior to acceptance of this Subscription Agreement by the Company, he will immediately provide the Company with such information.



          s. If he is executing this Subscription Agreement on behalf of a corporation, partnership, trust or other entity, he has been duly authorized by such entity to execute this Subscription Agreement and all other instruments in connection with the purchase of the Shares, his signature is binding upon such corporation, partnership, trust or other entity and he represents and warrants that such corporation, partnership, trust or other entity was not organized for the purpose of acquiring the Shares subscribed for pursuant to this Subscription Agreement and that the acquisition of the Shares is an authorized investment of the corporation, partnership, trust or other entity.

     4.     Anti-Dilution Rights:

          The funding obligation of Investor under the Stock Purchase Agreement entered into between the Investor and the Company dated September ___, 1996 is hereby terminated. The number of shares of the Company's Common Stock issued to the Investor hereunder is based upon the Investor's current understanding of the capitalization of the Company. Notwithstanding anything to the contrary, it is the understanding of the Investor and the Company that upon the issuance of the 30,447,394 shares to the Investor pursuant to this Subscription Agreement that the Investor shall own 51% of the outstanding fully diluted equity securities of the Company. Notwithstanding anything to the contrary, if the capitalization of the Company is such that the Investor does not own at least 51% of the fully diluted equity securities of the Company up to a total authorized capital of 100,000,000 shares, then the number of shares issued to the Investor shall be adjusted so that the Investor shall own at least 51% of the outstanding fully diluted equity securities of the Company through the issuance of 100,000,000 shares.

     5.     Responsibility and Indemnification:

          The Company will exercise its best judgment in the conduct of all matters arising under this Subscription Agreement. The undersigned acknowledges that he understands the meaning and legal consequences of the representations and warranties contained herein, and he hereby agrees to indemnify and hold harmless the Company, its officers, directors, shareholders and employees, and any of their affiliates and their officers, directors, shareholders and employees, or any professional advisor or entity thereto, from and against any and all loss, damage, liability or expense, including costs and reasonable attorney's fees, to which said entities and persons may be put or which they may incur by reason of, or in connection with, any misrepresentation made by the Investor, any breach of any of his warranties, or his failure to fulfill any of his covenants or agreements under this Subscription Agreement.

     6. Company Solely Responsible for Disclosure; No Independent Review or Opinions.

          The Company has assumed sole responsibility for compliance with the disclosure requirements of federal and state securities laws in connection with the offer and sale of the Shares. No law firm, accounting firm, securities broker/ dealer or other third party has conducted any due diligence review of the Company and its business and affairs or any disclosures with respect thereto, written or oral, made by the Company or others. The Company has agreed to indemnify and hold

 harmless its law firm for any claim, loss, damage or liability incurred as a result of violation of federal or state securities laws in connection with the disclosure obligations thereof. Notwithstanding the preparation of any documents or agreements related to the Company or this investment, the Company's law firm has not rendered any legal opinions concerning any aspect of the Company's business and affairs, including but not limited to, the validity or enforceability of any contracts, agreements, obligations or security interests related to an investment in the Company. By execution of this Subscription Agreement, the undersigned acknowledges that the Company is solely responsible for all disclosures to potential Investors concerning the Company and its business and affairs and that no legal opinions have been rendered by the Company's law firm as described above. For value received, the undersigned does hereby release the Company's law firm and its officers, directors, shareholders and employees from any claim, loss, liability or damage with respect to the foregoing.

     7.     Survival of Representations, Warranties, Covenants and Agreements:

          The representations, warranties, covenants and agreements contained herein shall survive the delivery of, and the payment for, the Shares.

     8.     Notices:

          Any and all notices, designations, consents, offers, acceptances or any other communication provided for herein shall be given in writing by registered or certified mail which shall be addressed to, in the case of the Company, [Swiss American Capital Management, Inc.]; and in the case of the Investor, to the address set forth in this Subscription Agreement or otherwise appearing on the books of the Company or his residence or to such other address as may be designated by him in writing.

     9.     Miscellaneous:

          This Subscription Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, both substantive and remedial. The section headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Subscription Agreement. This Subscription Agreement shall be enforceable in accordance with its terms and be binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, executors and administrators, but this Subscription Agreement and the respective rights and obligations of the parties hereunder shall not be assignable by any party hereto without the prior written consent of the other. This Subscription Agreement represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof; supersedes all prior negotiations, letters and understandings relating to the subject matter hereof; and cannot be amended, supplemented or modified except by an instrument in writing signed by the party against whom enforcement of any such amendment, supplement or modification is sought. In the event of any litigation between the parties to this Subscription Agreement relating to, or arising out of, this Subscription Agreement,

 the prevailing party shall be entitled to an award of reasonable attorney's fees and costs, whether incurred before, during or after trial or at the appellate level. The failure or finding of invalidity of any provision of this Subscription Agreement shall in no manner affect the right to enforce the other provisions of same, and the waiver by any party of any breach of any provision of this Subscription Agreement shall not be construed to be a waiver by such party of any subsequent breach of any other provision.

      IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this ___ day of ____________, 1997.

                              KILGARVAN INVESTMENT &
                              HOLDING COMPANY, LIMITED


                              /s/ Dr. F. Kunzli
                              Print Name: Dr. F. Kunzli
                              Title: Director


                              /s/ P. Seeholzer
                              Print Name: P. Seeholzer
                              Title: Director



SUBSCRIPTION ACCEPTED:

(DE) U.S. ENVIRONMENTAL, INC.,
a Delaware corporation

By: /s/ Max Schmid
Max Schmid, President


MTC/ej/127254
4/28/97


                                     7